Exhibit 99.1

CURIOSITYSTREAM ANNOUNCES
FOURTH QUARTER AND FULL YEAR 2023 FINANCIAL RESULTS AND
INITIATION OF DIVIDEND PROGRAM
SILVER SPRING, Md. (March 20, 2024) – CuriosityStream Inc. (NASDAQ: CURI), a global factual entertainment company, today announced its financial results for the fourth quarter and fiscal year ended December 31, 2023. In addition, the Company’s Board of Directors declared a quarterly cash dividend of $0.025 per share, with the first dividend payable on April 30, 2024, to stockholders of record on April 12, 2024. With the initiation of a cash dividend program, CuriosityStream intends to pay regular quarterly dividends.
“Our fourth quarter revenue results met our guidance range while adjusted free cash flow exceeded our guidance range, and we delivered sequential revenue growth in our Direct Business. We continued to decrease our cost base, as we achieved our fifth straight quarter of sequential adjusted free cash flow improvement,” said Clint Stinchcomb, President & CEO. "Looking forward, we will be guiding to positive adjusted free cash flow for the first quarter of 2024, and we believe the initiation of the dividend program, which will be paid from excess cash, underscores our positive outlook for cash flow in 2024."
Fourth Quarter 2023 Financial Results
•Revenue of $14.8 million, compared to $14.5 million in the fourth quarter of 2022;
•Gross profit of $6.7 million, compared to $1.4 million in the fourth quarter of 2022;
•Total advertising and marketing and general and administrative expenses of $11.4 million, a 32% year-over-year reduction;
•Net loss of $4.7 million, compared to net loss of $14.5 million in the fourth quarter of 2022;
•Net cash used in operating activities of $2.5 million, compared to net cash used in operating activities of $8.8 million in the fourth quarter of 2022;
•Adjusted Free Cash Flow of $(2.4) million, compared to Adjusted Free Cash Flow of $(8.8) million in the fourth quarter of 2022;
•Adjusted EBITDA of $(3.4) million, compared to Adjusted EBITDA of $(13.6) million in the fourth quarter of 2022; and
•Cash and restricted cash balance of $38.2 million and no debt as of December 31, 2023.

Full Year 2023 Financial Results
•Revenue of $56.9 million, compared to $78.0 million in 2022;
•Gross profit of $21.3 million, compared to $26.5 million in 2022;
•Total advertising and marketing and general and administrative expenses of $46.8 million, a 40% year-over-year reduction;
•Net loss of $48.9 million, compared to net loss of $50.9 million in 2022;
•Net loss included a $19.0 million charge related to the impairment of content assets;
•Net cash used in operating activities of $16.2 million, compared to net cash used in operating activities of $39.5 million in 2022;
•Adjusted Free Cash Flow of $(16.2) million, compared to Adjusted Free Cash Flow of $(39.7) million in 2022; and
•Adjusted EBITDA of $(20.2) million, compared to Adjusted EBITDA of $(44.3) million in 2022.

Full Year 2023 Business Highlights

•Premiered multiple groundbreaking original series and specials, including The Real Wild West, Deadly Science, The True Story of Pirates, Lift the Ice, Vikings: The Lost Kingdom, GIANTS, 2023:A Space Odyssey, History: The Interesting Bits, CSI On Trial, Nature's Hidden Miracles, Queens of Ancient Egypt, Rescued Chimpanzees of the Congo with Jane Goodall, Search for Earth’s Lost Moon, Scary Tales of New York, Connections with James Burke, AI Tipping Point, Amazing DinoWorld 2 and Top Science Stories of 2023.
•Signed new licensing, Pay TV and AVOD agreements with several partners during the year;
•Added hundreds of titles to underserved areas like hosted series, crime, aviation and automotive, and to core genres like history, science and tech;
•Launched a series of annual promotional stunts showcasing our most engaging titles for subscribers across SPACE WEEK, DINO WEEK, ANCIENT EGYPT WEEK, JAWS & CLAWS WEEK, and EARTH MONTH.

Financial Outlook
CuriosityStream expects the following for the first quarter of 2024:
•Revenue within the range of $11.5 - $12.5 million
•Adjusted Free Cash Flow within the range of $0.25 - $1.00 million
Conference Call Information
CuriosityStream will host a Q&A conference call today to discuss the Company’s fourth quarter and full year 2023 results at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live audio webcast of the call will be available on the CuriosityStream Investor Relations website at https://investors.curiositystream.com. Participants may also dial-in toll free at (888) 510-2008 or International at (646) 960-0306 and reference conference ID# 3957505. An audio replay of the conference call will be available for two weeks following the call on the CuriosityStream Investor Relations website at https://investors.curiositystream.com.
Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, CuriosityStream’s expectations or predictions of future financial or business performance or conditions, plans to pay regular dividends, consumers’ valuation of factual content, and the Company’s continued success. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed under “Risk Factors” in CuriosityStream’s Annual Report on Form 10-K for the year ended December 31, 2023, that we expect to file with the Securities and Exchange Commission (the “SEC”) on or about March 22, 2024, and in CuriosityStream’s other SEC filings. These risk factors are important to consider in determining future results and should be reviewed in their entirety.
Forward-looking statements are based on the current belief of the management of CuriosityStream, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and CuriosityStream is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that CuriosityStream has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in CuriosityStream’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related to CuriosityStream’s ability to maintain and develop new and existing revenue-generating relationships and partnerships or to significantly increase CuriosityStream's subscriber base and retain customers; (ii) the effects of pending and future legislation; (iii) risks of the internet, online commerce and media industry; (iv) the highly competitive nature of the internet, online commerce and media industry and CuriosityStream’s ability to compete therein; (v) litigation, complaints, and/or adverse publicity; (vi) the ability to meet Nasdaq’s listing standards; and (vii) privacy and data protection laws, privacy or data breaches, or the loss of data.
Non-GAAP Financial Measures
To supplement our unaudited consolidated statement of operations, which is prepared in accordance with GAAP, we present Adjusted EBITDA and Adjusted Free Cash Flow in this press release. Our use of non-GAAP financial measures, such as Adjusted EBITDA and Adjusted Free Cash Flow, has limitations as an analytical tool, and these measures should not be considered in isolation or as a substitute for analysis of financial results as reported under GAAP.
We use these non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including in the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. These measures provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of core operating results, and also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. In addition, Adjusted EBITDA and Adjusted Free Cash Flow are widely used by investors and securities analysts to measure a company’s operating performance. We exclude the following items from net income to calculate Adjusted EBITDA: interest and other income (expense), provision for income taxes, depreciation and non-content amortization, loss/(gain) on the change in fair value of our warrants, equity interests loss (gain), impairment of goodwill, intangible assets and content assets, restructuring charges and stock-based compensation. Adjusted Free Cash Flow is calculated as net cash flow used in operating activities less purchases of property and equipment and restructuring charges.
Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, (1) although depreciation and amortization expense are non-cash charges, the assets subject to depreciation and amortization may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; (2) Adjusted EBITDA does not reflect: (a) changes in, or cash requirements for, our working capital needs; or (b) tax payments that may represent a reduction in cash available to us; and (3) Adjusted Free Cash Flow does not reflect: (a) our cash flow available for discretionary payments; (b) our future contractual commitments (such as any debt service requirements or dividend payments); (c) funds available for investment or other discretionary uses; (d) certain capital expenditure requirements; or (e) the total increase or decrease in our cash balances for the stated period. The non-GAAP financial measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. A reconciliation of these non-GAAP financial measures has been provided in the financial statements tables included in this press release and investors are encouraged to review the reconciliation.

About Curiosity Inc.
Curiosity Inc. is the entertainment brand for people who want to know more. The global media company is home to award-winning original and curated factual films, shows, and series covering science, nature, history, technology, society, and lifestyle. With millions of subscribers worldwide and thousands of titles, the company operates the flagship Curiosity Stream SVOD service, available in more than 175 countries worldwide; Curiosity Channel, the linear television channel available via global distribution partners; Curiosity University, featuring talks from the best professors at the world's most renowned universities as well as courses, short and long-form videos, and podcasts; Curiosity Now, a free, ad-supported channel; Curiosity Audio Network, with original content and podcasts; and Curiosity Studios, which oversees original programming. Curiosity Inc. is a wholly owned subsidiary of CuriosityStream Inc. (Nasdaq: CURI). For more information, visit CuriosityStream.com.
Contacts:
CuriosityStream Investor Relations
Andrew Lata
IR@CuriosityStream.com

CuriosityStream Inc.
Consolidated Balance Sheets

(In thousands, except par value)	December 31, 2023	December 31, 2022

Assets

Current assets
Cash and cash equivalents	$37,715	$40,007
Restricted cash	500	500
Short-term investments in debt securities	—	14,986
Accounts receivable, net	4,760	10,899
Other current assets	2,315	3,118
Total current assets	45,290	69,510
Investments in equity method investees	6,354	10,766
Property and equipment, net	727	1,094
Content assets, net	44,943	68,502
Operating lease right-of-use assets	3,350	3,702
Other assets	358	539
Total assets	$101,022	$154,113
Liabilities and stockholders’ equity

Current liabilities
Content liabilities	$407	$2,862
Accounts payable	4,765	6,065
Accrued expenses and other liabilities	3,705	7,752
Deferred revenue	14,521	14,281
Total current liabilities	23,398	30,960
Warrant liability	44	257
Non-current operating lease liabilities	4,283	4,648
Other liabilities	651	622
Total liabilities	28,376	36,487

Stockholders’ equity
Common stock, $0.0001 par value – 125,000 shares authorized as of December 31, 2023, and December 31, 2022; 53,286 shares issued and outstanding as of December 31, 2023; 52,853 issued and outstanding as of December 31, 2022	5	5
Additional paid-in capital	362,636	358,760
Accumulated other comprehensive loss	—	(40)
Accumulated deficit	(289,995)	(241,099)
Total stockholders’ equity	72,646	117,626
Total liabilities and stockholders’ equity	$101,022	$154,113

CuriosityStream Inc.
Consolidated Statements of Operations

	Three Months Ended December 31,		Year Ended December 31,
(In thousands except per share amounts)	2023	2022	2023	2022

Revenues	$14,775	$14,499	$56,889	$78,043

Operating expenses
Cost of revenues	8,125	13,132	35,553	51,536
Advertising and marketing	4,966	9,107	17,390	40,709
General and administrative	6,449	7,616	29,447	37,479
Impairment of content assets	—	—	18,970	—
Impairment of goodwill and intangible assets	—	—	—	3,603
Total operating expenses	19,540	29,855	101,360	133,327
Operating loss	(4,765)	(15,356)	(44,471)	(55,284)

Change in fair value of warrant liability	29	552	213	5,404
Interest and other income (expense)	416	740	1,272	176
Equity method investment loss	(312)	(280)	(5,404)	(846)
Loss before income taxes	(4,632)	(14,344)	(48,390)	(50,550)
Provision for income taxes	27	202	506	367
Net loss	$(4,659)	$(14,546)	$(48,896)	$(50,917)

Net loss per share
Basic	$(0.09)	$(0.28)	$(0.92)	(0.96)
Diluted	$(0.09)	$(0.28)	$(0.92)	(0.96)

Weighted average number of common shares outstanding
Basic	53,071	52,811	53,044	52,787
Diluted	53,071	52,811	53,044	52,787

CuriosityStream Inc.
Consolidated Statements of Cash Flows

	Year Ended December 31,
(In thousands)	2023	2022

Cash flows from operating activities
Net loss	$(48,896)	$(50,917)
Adjustments to reconcile net loss to net cash used in operating activities
Change in fair value of warrant liability	(213)	(5,404)
Additions to content assets	(18,316)	(34,771)
Change in content liabilities	(2,455)	(6,822)
Amortization of content assets	22,905	39,291
Depreciation and amortization expenses	496	699
Impairment of content assets	18,970	—
Impairment of goodwill and intangible assets	—	3,603
Amortization of premiums and accretion of discounts associated with investments in debt securities, net	26	1,191
Stock-based compensation	3,999	6,644
Equity method investment loss	5,404	846
Other non-cash items	481	1,141
Changes in operating assets and liabilities
Accounts receivable	6,139	11,862
Other assets	855	3,355
Accounts payable	(1,295)	2,654
Accrued expenses and other liabilities	(4,542)	(4,645)
Deferred revenue	270	(8,250)
Net cash used in operating activities	(16,172)	(39,523)
Cash flows from investing activities
Purchases of property and equipment	(5)	(130)
Investment in equity method investees	(992)	(2,438)
Sales of investments in debt securities	—	22,893
Maturities of investments in debt securities	15,000	43,873
Purchases of investments in debt securities	—	(1,497)
Net cash provided by investing activities	14,003	62,701
Cash flows from financing activities
Payments related to tax withholding	(123)	(218)
Net cash used in financing activities	(123)	(218)
Net (decrease) increase in cash, cash equivalents and restricted cash	(2,292)	22,960
Cash, cash equivalents and restricted cash, beginning of period	40,507	17,547
Cash, cash equivalents and restricted cash, end of period	$38,215	$40,507
Supplemental disclosure:
Cash paid for taxes	$195	$614
Cash paid for operating leases	$466	$486
Right-of-use assets obtained in exchange for new operating lease liabilities	$—	$3,965

CuriosityStream Inc.
Reconciliation from Net Loss to Adjusted EBITDA

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2023	2022	2023	2022

Net loss	$(4,659)	$(14,546)	$(48,896)	$(50,917)
Change in fair value of warrant liability	(29)	(552)	(213)	(5,404)
Interest and other (income) expense	(416)	(740)	(1,272)	(176)
Provision for Income taxes	27	202	506	367
Equity method investment loss[1]	312	280	5,404	846
Depreciation and amortization[2]	126	126	496	699
Restructuring[3]	819	—	819	—
Impairment of content assets	—	—	18,970	—
Impairment of goodwill and intangible assets	—	—	—	3,603
Stock-based compensation	413	1,589	3,999	6,644
Adjusted EBITDA	$(3,407)	$(13,641)	$(20,187)	$(44,338)
[1] For the year ended December 31, 2023, the equity method investment losses included impairment charges of $2.3 million for the Company's investment in Watch Nebula LLC, and $2.0 million for the Company's investment in Spiegel TV Geschichte und Wissen GmbH & Co. KG.

[2] These amounts do not include amortization of content assets.
[3] Comprised primarily of severance and workforce optimization costs resulting from a December 2023 reduction in workforce.

CuriosityStream Inc.
Reconciliation from Net Cash Flow used in Operating Activities to Adjusted Free Cash Flow

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2023	2022	2023	2022

Net cash flow used in operating activities	$(2,542)	$(8,779)	$(16,172)	$(39,523)

Purchases of property and equipment	—	—	(5)	(130)
Restructuring payments[1]	144	—	144
Adjusted Free Cash Flow	$(2,398)	$(8,779)	$(16,177)	$(39,653)
[1] Consists primarily of severance and workforce optimization payments resulting from a December 2023 reduction in workforce.